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                                                             EXHIBIT 99.6

                         CONSENT OF SHELDON STEIN

     Pursuant to Rule 438, I hereby consent to the identification of me as a person who will become a director of Precept Business Services, Inc. after completion of the proposed Transactions in the Registration Statement (Form S-4, No. 333-42689) and related Proxy
Statement/Prospectus of Precept Business Services, Inc.


                                                /s/ SHELDON STEIN
                                                ------------------------
                                                Sheldon Stein

Dallas, Texas
February 6, 1998